                                                                    EXHIBIT 99.9

                              FORMATION AGREEMENT


     THIS FORMATION AGREEMENT (this "Agreement") is made and entered into this 26th day of September, 1996, by and between ANGELES PARTICIPATING MORTGAGE TRUST, a California business trust, organized under the laws of the State of California ("APT"), and STARWOOD MEZZANINE INVESTORS, L.P., a Delaware limited partnership ("Starwood Mezzanine"). Unless otherwise indicated, certain terms used herein are used as defined in Section 9.4 hereof.


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, APT is a California business trust, having 2,550,000 Class A Shares, par value $1.00 per share ("Class A Shares"), issued and outstanding, and having 1,275,000 Class B Shares, par value $0.01 per share ("Class B Shares"), issued and outstanding, in each case as of the date hereof;

     WHEREAS, APT and Starwood Mezzanine desire to, among other things, provide for the formation, capitalization and operation of a limited partnership (the "Partnership") under the Delaware Revised Uniform Limited Partnership Act (the "Delaware RULPA") on the terms and conditions set forth herein;

     WHEREAS, the general partner of Starwood Mezzanine and the requisite number of limited partners have approved the transactions provided for in this Agreement and the Board of Trustees of APT has approved the transactions provided for in this Agreement and has directed that the transactions contemplated by this Agreement be submitted for adoption to the shareholders of APT; and

     WHEREAS, APT and Starwood Mezzanine desire to make certain representations, warranties and agreements in connection with the transactions contemplated by this Agreement and also to prescribe various conditions to the consummation of such transactions.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                             FORMATION AND CLOSING

     Section 1.1 Formation. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.2) (a) APT and Starwood Mezzanine shall form the Partnership by executing and delivering the Limited Partnership Agreement of the Partnership in substantially the form attached to this Agreement as Exhibit A (the "Partnership Agreement") and by executing and filing in the Office of the Secretary of State of the State of


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Delaware a certificate of limited partnership of the Partnership, (b) in exchange for a limited partnership interest in the Partnership representing a 92.24% Partnership Interest (as defined in the Partnership Agreement), subject to adjustment, Starwood Mezzanine shall contribute to the Partnership the entire interest of Starwood Mezzanine in the Certificates (as defined in Section 3.5), valued at approximately $4,757,000 as of January 1, 1996, (c) in exchange for a general partnership interest in the Partnership representing a 7.76% Partnership Interest, subject to adjustment, APT shall contribute $400,000, in cash, plus or minus prorations, if any, to the Partnership, and (d) APT and Starwood Mezzanine shall take or cause to be taken all other actions contemplated herein to be taken on the Closing Date.

     Section 1.2 Closing Date. Upon the terms and subject to the conditions set forth in this Agreement, the transactions contemplated by this Agreement shall be consummated (the "Closing") at 10:00 a.m., local time, on the next business day after the meetings of the shareholders of APT provided for in Section 4.2, or such other date as may be agreed upon by APT and Starwood Mezzanine, at the offices of Katten Muchin & Zavis, 1999 Avenue of the Stars, Suite 1400, Los Angeles, California 90067-6042, or at such other place or at such other time as shall be agreed upon by APT and Starwood Mezzanine (such date and time being herein called the "Closing Date").

     Section 1.3 Closing Date Deliveries. On the Closing Date, APT and Starwood Mezzanine, as appropriate, shall execute and deliver or cause the Partnership to execute and deliver the following documents: (a) the Partnership Agreement, (b) the Exchange Rights Agreement between APT and Starwood Mezzanine in substantially the form attached to this Agreement as Exhibit B (the "Exchange Agreement"), (c) the Registration Rights Agreement between APT and Starwood Mezzanine in substantially the form attached to this Agreement as Exhibit C (the "Registration Rights Agreement"), (d) the Assignment and Assumption Agreement between the Partnership and Starwood Mezzanine in substantially the form attached to this Agreement as Exhibit D, (e) all of the documents, instruments and opinions required to be delivered pursuant to Articles V and VI hereof, and
(f) all the other documents, instruments and agreements (including instruments of transfer) reasonably necessary to carry out the terms and provisions of this Agreement and each of the other documents referred to in this Section 1.3. The documents described in clauses (a), (b), (c) and (d) above shall hereinafter be referred to as the Transaction Agreements.

     Section 1.4 Closing Adjustments. Interest which has accrued but not yet been paid on the Certificates prior to or on the Closing Date shall be paid to Starwood Mezzanine by the Partnership within 1 day of the date such interest is paid to the Partnership. All interest accruing on the Certificates subsequent to the Closing Date shall be payable to the Partnership. If the principal amount of the Certificates has been reduced subsequent to January 1, 1996, Starwood Mezzanine's Partnership Interest will be reduced accordingly and APT's Partnership Interest will be increased accordingly.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                                    OF APT

     As an inducement to Starwood Mezzanine to enter into this Agreement and to consummate the transactions contemplated hereby, APT represents and warrants to Starwood Mezzanine and agrees as follows:

     Section 2.1 Organization of APT. APT is a real estate investment trust duly organized and validly existing under the laws of the State of California. APT is duly qualified to transact business in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on APT or, to the knowledge of APT, after the Closing, on the Partnership. APT has all requisite trust power and authority to own or lease and operate its properties and to carry on its business as now conducted.

     Section 2.2 No Subsidiaries. APT has no subsidiaries of any kind whatsoever.

     Section 2.3 Capitalization. On the date hereof, (i) 2,550,000 Class A Shares are validly issued and outstanding and are fully paid and nonassessable, and (ii) 1,275,000 Class B Shares are validly issued and outstanding and are fully paid and nonassessable. All shares subject to issuance pursuant to the Class A Warrant and Class B Warrant, upon issuance on the terms and conditions specified in the instrument pursuant to which such shares are issuable, shall be duly authorized, validly issued, fully paid and non-assessable. APT has delivered to Starwood Mezzanine complete and correct copies of the Class A Warrant and Class B Warrant. Except for the Warrants, and except as contemplated by the Transaction Agreements and the Trust Declaration, there are no options, warrants or other rights to acquire, or agreements or commitments pursuant to which APT is obligated to issue, sell, purchase or redeem, shares of capital stock of APT. The Class A Shares are currently publicly traded on the American Stock Exchange ("AMEX") and will remain so at Closing.

     Section 2.4  Authority.

          (a) APT has full trust power and authority to enter into this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby to be entered into by APT and, subject to the approval by the shareholders of APT of the APT Shareholder Matters (as defined in Section 4.2), to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance by APT of this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby and the consummation by APT of the transactions contemplated hereby and thereby have been duly authorized by all necessary trust action on the part of APT, subject to the approval by the shareholders of APT of the APT Shareholder Matters. This Agreement is, and each other agreement or instrument contemplated hereby (including, without limitation, the Transaction

Agreements) to be executed by APT, when executed and delivered by APT, will be, the legal, valid and binding agreement of APT, enforceable against APT in accordance with their respective terms.

          (c) Neither the execution or delivery by APT of this Agreement, the Transaction Agreements or the other agreements and instruments contemplated hereby or thereby, nor consummation of the transactions contemplated hereby or thereby or compliance with or fulfillment of the terms and provisions hereof or thereof by APT, will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of APT, under any organizational document of APT or any other instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which APT is a party or any of its properties is subject or by which it is bound or any statute, other law or regulatory provision affecting it, (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of APT, or (iii) adversely affect the ability of APT to continue to qualify to be taxed as a "real estate investment trust", as defined in Section 856 of the Code ("REIT"), for the taxable year ending December 31, 1996, other than as described in the Proxy Statement (as hereinafter defined), except for
(A) the filing of appropriate documents with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) approval by the shareholders of APT of the APT Shareholder Matters, and (C) such conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations which would not reasonably be expected to either (x) have a Material Adverse Effect on APT or, in addition, to the knowledge of APT, after the Closing, on the Partnership or (y) prevent or hinder the consummation of the transactions contemplated hereby.

     Section 2.5 Litigation. To the knowledge of APT, there are no actions, suits or proceedings or court orders or decrees pending or threatened to which APT is a party or any of its assets is subject or by which it is bound before or by any court or governmental agency, which if determined adversely to the interests of APT, would reasonably be expected to either (a) have a Material Adverse Effect on APT or, after the Closing, to the knowledge of APT, on the Partnership or (b) prevent or hinder the consummation of the transactions contemplated hereby.

     Section 2.6  Certain Matters.

          (a) As of the date hereof, APT has no assets or properties other than One Million Seven Hundred Eighty Five Thousand Dollars ($1,785,000) in cash and cash equivalents or as otherwise disclosed in the SEC documents.

          (b) APT will continue to qualify to be taxed as a REIT for the taxable year ending December 31, 1996; provided that the Closing Date has occurred prior to September 30, 1996.

     Section 2.7 SEC Documents. APT has previously delivered or made available to Starwood Mezzanine complete and correct copies of all reports and statements filed by APT with the SEC since December 31, 1993 (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 2.8 Shareholder Agreement. APT has delivered to Starwood Mezzanine a true and complete copy of the Restated Shareholders Agreement, originally made and entered into as of March 15, 1994, as restated as of April 27, 1994, and as amended March 15, 1996. Said document is in full force and effect and no defaults or breaches exist thereunder.

     Section 2.9 Financial Information. The financial statements (excluding the pro form financial data) included in the SEC documents present fairly the financial condition, results of operation and changes in the financial condition of APT at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as otherwise indicated therein). The pro forma financial data included in the Proxy Statement (as defined in Section 4.1) has been prepared in accordance with all applicable rules and guidelines of the SEC with respect to pro forma financial data, and the adjustments used therein are appropriate to give effect to the transaction or circumstance referred to therein.

     Section 2.10 No Finder. Neither APT nor any party acting on the behalf of APT has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.


                                  ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF
                              STARWOOD MEZZANINE

     As an inducement to APT to enter into this Agreement and to consummate the transactions contemplated hereby, Starwood Mezzanine represents and warrants to APT and agrees as follows:

     Section 3.1 Organization of Starwood Mezzanine. Starwood Mezzanine is a limited partnership duly formed, validly existing and in good standing as a limited partnership under the Delaware RULPA. Starwood Mezzanine is duly qualified to transact business and is in good standing in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect on Starwood Mezzanine or, to the knowledge of Starwood Mezzanine, after the Closing, on the Partnership. Starwood Mezzanine has all requisite partnership power and authority to carry on its business as now conducted.

     Section 3.2  Authority.

          (a) Starwood Mezzanine has full partnership power and authority to enter into this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby to be entered into by it and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance by Starwood Mezzanine of this Agreement, the Transaction Agreements and the other agreements and instruments contemplated hereby and thereby and the consummation by Starwood Mezzanine of the transactions contemplated hereby and thereby have been duly authorized by all necessary partnership action. This Agreement is, and each other agreement or instrument contemplated hereby (including, without limitation, the Transaction Agreements) of Starwood Mezzanine contemplated hereby (including, without limitation, the Transaction Agreements), to be executed by Starwood Mezzanine when executed and delivered by Starwood Mezzanine, will be, the legal, valid and binding agreement of Starwood Mezzanine, enforceable against Starwood Mezzanine in accordance with its respective terms.

          (c) Neither the execution and delivery by Starwood Mezzanine of this Agreement, the Transaction Agreements or the other agreements and instruments contemplated hereby and thereby, nor consummation of the transactions contemplated hereby or thereby or compliance with or fulfillment of the terms and provisions hereof or thereof by Starwood Mezzanine will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon the Certificates (as hereinafter defined) under the agreement of limited partnership of Starwood Mezzanine, any instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which Starwood Mezzanine is a party or the Certificates are subject or bound or any statute, other law or regulatory provision affecting any of them, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of Starwood Mezzanine, except for conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations which would not reasonably be expected to either (x) have a Material Adverse Effect on Starwood Mezzanine or, to the knowledge of Starwood Mezzanine, after the Closing, on the Partnership or (y) prevent or hinder the consummation of the transactions contemplated hereby.

     Section 3.3 Investment Representations. Starwood Mezzanine and its requisite affiliates are "accredited investors" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and were not organized for the purpose of acquiring limited partnership interests or Units in the Partnership or Warrants or the Shares issuable upon exercise of the Warrants of APT. Starwood Mezzanine and its requisite affiliates have sufficient knowledge and experience in financial and business matters and in investing in entities similar to the Partnership and APT so as to be able to evaluate the risks and merits of its investment in the Partnership and APT and it is able financially to bear the risks thereof. Starwood Mezzanine and its requisite affiliates have had an opportunity to discuss the business, management and

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financial affairs of APT and the Partnership with the management of APT. The limited partnership interest in the Partnership, the Units and the Warrants are being acquired by Starwood Mezzanine and the Warrants were acquired by the requisite affiliate of Starwood Mezzanine for their own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Starwood Mezzanine and its requisite affiliates understand that (i) the limited partnership interest and the Units in the Partnership and the Warrants have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, and (ii) such securities and, upon any issuance of Class A Shares pursuant to the Exchange Agreement, the Trust Declaration, or the Class A Warrant, such Class A Shares must be held indefinitely unless such Class A Shares are registered upon receipt thereof, or unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

     Section 3.4 Litigation. To the knowledge of Starwood Mezzanine, there are no actions, suits or proceedings or court orders or decrees pending or threatened to which Starwood Mezzanine is a party or the Certificates are subject or by which it is bound before or by any court or governmental agency, which if determined adversely to the interests of Starwood Mezzanine would reasonably be expected to either (a) have a Material Adverse Effect on Starwood Mezzanine or the Certificates or, after the Closing, to the knowledge of Starwood Mezzanine, on the Partnership or (b) prevent or hinder the consummation of the transactions contemplated hereby.

     Section 3.5 The Certificates. Attached hereto as Exhibit E is a true and complete list of all material documents and instruments (the "Loan Documents") evidencing and securing pass through participation certificates (the "Certificates") to be contributed to the Partnership in their entirety. The Certificates represent one hundred percent (100%) of the beneficial ownership in a non-recourse first mortgage loan on the Warwick Hotel and Apartments located in Philadelphia, Pennsylvania. As of January 1, 1996, the outstanding principal balance on such mortgage loan was $5,203,192.13. The Certificates are free and clear of all liens, encumbrances, mortgages, pledges, charges or adverse claims and rights of others whatsoever other than as set forth in the Loan Documents. Starwood Mezzanine has delivered to APT true and complete copies of the documents listed on Exhibit E (as such documents were delivered to Starwood Mezzanine upon its acquisition of the Certificates). Each of the Loan Documents described on Exhibit E is in full force and effect, unmodified (except as described therein) and is valid and enforceable against Starwood Mezzanine in accordance with its respective terms and Starwood Mezzanine has no knowledge of any default thereunder nor has Starwood Mezzanine any knowledge of an event or condition that, with the giving of notice or passage of time shall result in a default thereunder, except to the extent that such default or event or condition would not have a material adverse effect on the Certificates or the Partnership. Starwood Mezzanine has not received any notice that the borrower or Key Savings Bank, as servicer under a certain Loan Document, has any defense, claim, offset or counterclaim with respect to the Loan Documents. Starwood Mezzanine has not consented to and Starwood Mezzanine has no knowledge of any subordination, non-disturbance or attornment agreement with the owner or holder of a junior mortgage, ground lessor or subground lessor on the real property subject to the Loan Documents.

     Section 3.6 Proxy Statement. None of the information respecting the Certificates Starwood Mezzanine or its affiliates supplied or to be supplied by Starwood Mezzanine, its affiliates or any of its representatives for inclusion in the Proxy Statement (as defined in Section 4.1) will, at the time of the mailing of the Proxy Statement to the shareholders of APT and at the time of the meetings of such shareholders referred to in Section 4.2., contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein relating to the Certificates, Starwood Mezzanine or its affiliates not misleading.

     Section 3.7 Employee Benefit Plans. Starwood Mezzanine is not (a) an "employee benefit plan" as defined in and subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), (b) a "plan" as defined in and subject to Section 4975 of the Code or (c) an entity any portion or all of the assets of which are deemed pursuant to United States Department of Labor Regulation (S)2510.3-101 or otherwise pursuant to ERISA to be, for any purpose of ERISA or Section 4975 of the Code, assets of any "employee benefit plan" or "plan" described in clause (a) or (b) above which invests in such entity by virtue of such investment.

     Section 3.8 No Finder. Neither Starwood Mezzanine nor any party acting on its behalf has paid or become obligated to pay any fee or any commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.


                                  ARTICLE IV

                       ACTIONS PRIOR TO THE CLOSING DATE

     APT and Starwood Mezzanine covenant and agree to take the following respective actions between the date hereof and the Closing Date:

     Section 4.1 Proxy Statement. APT has prepared and filed with the SEC a proxy statement to solicit proxies in connection with the meetings of the shareholders of APT referred to in Section 4.2 (the form of definitive such proxy statement, together with any amendments thereof or supplements thereto, mailed to the shareholders of APT in connection with such meetings is herein referred to as the "Proxy Statement"). A true and complete copy of the Proxy Statement (and all exhibits thereto) filed with the SEC has been delivered to Starwood Mezzanine. APT will cause the Proxy Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act and the respective rules and regulations thereunder and will cause the Proxy Statement, at the time of its mailing or delivery to the shareholders of APT and at the time of the meeting referred to above, to not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by APT in reliance upon and in conformity with information concerning Starwood Mezzanine, its affiliates and the Certificates furnished to APT by Starwood Mezzanine, its affiliates or its representatives for inclusion in the Proxy Statement. Starwood Mezzanine shall, and shall cause its representatives to, furnish APT all information concerning itself, its affiliates and the Certificates reasonably required for use in the Proxy Statement. If, at any time prior to the Closing Date, any event should occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement, APT will cause such event to be so described, and such amendment shall be promptly filed with the SEC and, as required by law, disseminated to any shareholders of APT. Starwood Mezzanine and its affiliates will cooperate fully in connection with such amendment or supplement, including supplying any and all information with respect to Starwood Mezzanine, its affiliates and the Certificates which is necessary to prepare any such amendment or supplement. The Proxy Statement includes many proposals for shareholder approval in addition to the transaction contemplated hereby. Subject to the last sentence of Section 4.2, APT shall not amend or delete any of proposals relating to the transactions contemplated hereby without Starwood Mezzanine's approval; it being understood that shareholder approval of all such proposals (without any amendments thereto objectionable to Starwood Mezzanine; notwithstanding the last sentence of
Section 4.2) shall be a condition to Starwood Mezzanine's obligation to close the transactions contemplated hereby.

     Section 4.2 Action by APT and Shareholders of APT. APT shall, as soon as practicable after the Proxy Statement shall be cleared by the SEC, duly call, give notice of, convene and hold a meeting of the shareholders of APT for the purposes set forth in the Proxy Statement (collectively, the "APT Shareholders Matters"). Subject to the fiduciary duties of the Board of Trustees of APT under applicable law and to the last sentence of this Section 4.2, the Board of Trustees of APT will recommend to its shareholders approval of the APT Shareholder Matters. The Board of Trustees of APT may at any time prior to the Closing Date withdraw, modify or change any recommendation regarding the APT Shareholder Matters, this Agreement or the transactions contemplated hereby or recommend and declare advisable any other offer, proposal or transaction if in any such case it determines upon advice of legal counsel that the failure to so withdraw, modify or change such recommendation could reasonably be expected to involve it in a breach of fiduciary duties under applicable law.

     Section 4.3 Lawsuits, Proceedings, Etc. Each party hereto shall notify the other party hereto promptly upon becoming aware of any lawsuit, proceeding, claim or investigation that may be threatened, brought, asserted or commenced against it (a) involving in any way the transactions contemplated by this Agreement or (b) that would have been listed or specified as an exception to Sections 2.5 or 3.4, as the case may be, if such lawsuit, proceeding, claim or investigation had arisen prior to the date hereof.

     Section 4.4 Conduct of Business by APT and Starwood Mezzanine Pending the Closing.

          (a) During the period from the date of this Agreement through the Closing Date, except as expressly contemplated by this Agreement, (i) APT shall carry on its business in accordance with the ordinary course and shall not enter into any material transaction with respect thereto, and (ii) Starwood Mezzanine shall carry on its business with respect to the Certificates in, and not enter into any material transaction with respect to the Certificates other than in accordance with, the ordinary course (except, with respect to APT, with the prior written consent of Starwood Mezzanine, and except, with respect to the Starwood Mezzanine, with the prior written consent of APT).

          (b) Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement, during the period from the date of this Agreement through the

Closing Date, APT shall not, without the prior written consent of Starwood Mezzanine (not to be unreasonably withheld):

               (i) take any action that would cause it to fail to be taxed as a REIT, for its taxable year ending December 31, 1996, or omit to take any action necessary to cause APT to be taxed as a REIT for such taxable year;

               (ii) acquire any real estate or other assets (other than receipt of cash or investments of cash in cash equivalents);

               (iii) issue or enter into any executory agreement to issue any new debt securities;

               (iv) issue or enter into any executory agreement to issue any new equity securities other than common shares issued in replacement of lost, stolen or transferred outstanding shares or as described in the Proxy Statement; or

               (v) declare and pay any dividends or make other distributions to holders of shares other than as are necessary to preserve the REIT status of the Trust or repay indebtedness.

Notwithstanding the foregoing, APT may take any action pursuant to clause
(b)(ii) above in order to preserve its status as a REIT if the Closing Date has not occurred by September 30, 1996.

          (c) Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, during the period from the date of this Agreement through the Closing Date, Starwood Mezzanine shall not, without the prior written consent of APT (not to be unreasonably withheld):

               (i) voluntarily sell, transfer or dispose of any portion of the Certificates or Loan Documents;

               (ii) take any action which would cause a default or an event of default under the Certificates or Loan Documents; or

               (iii) voluntarily encumber any of the Certificates or Loan Documents.

     Section 4.5 Mutual Cooperation; Best Efforts. Subject to the fiduciary duties of the Board of Trustees of APT under applicable law, and the fiduciary duties of general partners of Starwood Mezzanine under applicable law, the parties hereto shall cooperate with each other, and shall use their respective best efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement; provided, however, that the foregoing shall not require Starwood Mezzanine, any partner thereof, APT or the Partnership

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to make any divestiture or consent to any divestiture in order to obtain any waiver, consent or approval.

     Section 4.6 No Public Announcement. Neither party hereto shall, without the approval of the other party hereto (which may not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall be so obligated by law, in which case the other party hereto shall be advised and the parties hereto shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued.

     Section 4.7 No Solicitation. From and after the date hereof, except as otherwise permitted by this Agreement, APT will not, and will instruct its officers and trustees not to, solicit or otherwise engage in any discussions or negotiations with any person other than Starwood Mezzanine or any other entity controlled by Starwood Capital Group, L.P. or its principals (a "Starwood Controlled Party") relating to any Proposal (as hereinafter defined); provided, however, that APT or its officers and trustees may engage in discussions or negotiations with any person (provided that APT did not solicit such discussions or negotiations on or after July 1, 1995) if the Board of Trustees of APT determines in good faith upon advice of legal counsel that a failure to engage in such discussions or negotiations could reasonably be expected to involve the Board of Trustees of APT in a breach of fiduciary duties under applicable law; and provided further, that nothing herein shall prevent the Board of Trustees of APT from taking, and disclosing to the shareholders of APT, a position in respect of a Proposal as contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act. In the event that APT reaches an agreement with respect to a Proposal with any person other than Starwood Mezzanine or a Starwood Controlled Party, and such agreement is not consistent with the obligations of APT set forth in this Agreement or with the transactions contemplated by this Agreement, then, prior to entering into such agreement, APT will deliver the notice provided in Section 8.1(g) and pay the expenses provided in Section 9.2. For purposes of this Agreement, "Proposal" shall mean the following actions, as each is presently contemplated in the Proxy Statement: (i) a recapitalization or restructuring of APT, (ii) the creation of any UPREIT or DOWN REIT partnership or other entity, (iii) a sale, disposition or refinancing of all or portions of APT's assets, (iv) the issuance of any additional debt or equity securities of APT or the Partnership, (v) the transfer in one transaction or a series of related transactions of more than ten percent (10%) of the existing debt or equity securities of APT, or (vi) the appointment to the Board of Trustees of APT of trustees designated by a single person and its affiliates, other than as designated by Starwood Mezzanine or a Starwood Controlled Party; provided, however, that any transaction consented to by Starwood Mezzanine shall not be a Proposal.


                                   ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF APT

     The obligations of APT under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall, at the option of APT, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     Section 5.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by Starwood Mezzanine in the performance of its covenants and agreements herein to be performed at or prior to the Closing Date; on the Closing Date, each of the representations and warranties of Starwood Mezzanine that is qualified as to materiality shall be true and correct as though made on the Closing Date; on the Closing Date, each of the representations and warranties of Starwood Mezzanine that is not so qualified as to materiality shall be true and correct in all material respects as though made on the Closing Date; and there shall have been delivered to APT a certificate or certificates to the foregoing effect, dated the Closing Date, signed on behalf of Starwood Mezzanine.

     Section 5.2 No Material Adverse Effect. Between the date hereof and the Closing Date, there shall have been no Material Adverse Effect on the Certificates and the Loan Documents (taken as a whole); and there shall have been delivered to APT a certificate or certificates to such effect, dated the Closing Date, signed on behalf of Starwood Mezzanine.

     Section 5.3 Opinion of Counsel for Starwood. APT shall have received from Rinaldi & Associates, counsel for Starwood Mezzanine, an opinion, dated the Closing Date, in form and substance reasonably satisfactory to APT.

     Section 5.4 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, it being agreed by each of APT and Starwood Mezzanine, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

     Section 5.5 Necessary Governmental Approvals. The parties hereto shall have received all governmental and regulatory approvals and actions reasonably necessary to consummate the transactions contemplated hereby, which are either required to be obtained prior to the Closing Date by applicable law or regulation or are necessary to prevent a Material Adverse Effect on APT, Starwood Mezzanine, or, in addition, after the Closing, on the Partnership.

     Section 5.6 Transaction Agreements. Each of the parties (other than APT) to each of the Transaction Agreements and any other documents contemplated hereby and thereby shall have entered into such Transaction Agreements and any other documents contemplated hereby and thereby substantially in the forms attached hereto as exhibits or, if not so attached, as agreed to by the parties.

     Section 5.7 Shareholder and Stockholder Action. The Shareholders of APT shall have approved by the requisite vote of the holders of Class A Shares and Class B Shares, the Warrant Proposal (as defined in the Proxy Statement), the Partnership Proposal (as defined in the Proxy Statement) and the Trust Amendments Proposals (as defined in the Proxy Statement) and the nominees named in the Proxy Statement shall have been elected to the APT Board of Trustees.

                                 ARTICLE VI

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                             OF STARWOOD MEZZANINE

     The obligations of Starwood Mezzanine under this Agreement to consummate the transactions contemplated hereby to be consummated at the Closing shall, at the option of Starwood, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

     Section 6.1 No Misrepresentation or Breach of Covenants and Warranties. There shall have been no material breach by APT in the performance of its covenants and agreements herein to be performed at or prior to the Closing Date; on the Closing Date, each of the representations and warranties of APT that is qualified as to materiality shall be true and correct as though made on the Closing Date, on the Closing Date, each of the representations and warranties of APT that is not so qualified as to materiality shall be true and correct in all material respects as though made on the Closing Date; and there shall have been delivered to Starwood Mezzanine a certificate or certificates to the foregoing effect, dated the Closing Date, signed on behalf of APT. Without limitation of the foregoing, the Class A Shares shall continue to be listed and publicly traded on the AMEX.

     Section 6.2 No Material Adverse Effect. Between the date hereof and the Closing Date, there shall have been no Material Adverse Effect on APT; and there shall have been delivered to Starwood Mezzanine a certificate to that effect, dated the Closing Date, signed on behalf of APT.

     Section 6.3 Opinion of Counsel for APT. Starwood Mezzanine shall have received from Katten Muchin & Zavis, counsel for APT, an opinion dated the Closing Date, in form and substance reasonably satisfactory to Starwood Mezzanine.

     Section 6.4 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, it being agreed by each of APT and Starwood, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

     Section 6.5 Necessary Governmental Approvals. The parties hereto shall have received all governmental and regulatory approvals and actions reasonably necessary to consummate the transactions contemplated hereby, which are either required to be obtained prior to the Closing Date by applicable law or regulation or are necessary to prevent a Material Adverse Effect an APT, Starwood Mezzanine or, in addition, after the Closing, on the Partnership.

     Section 6.6 Transaction Agreements. Each of the parties (other than Starwood Mezzanine) to each of the Transaction Agreements and any other documents contemplated hereby and thereby shall have entered into such Transaction Agreements and any other documents contemplated hereby and thereby substantially in the forms attached hereto as exhibits or, if not so attached, as agreed to by the parties.

     Section 6.7 Shareholder and Stockholder Action. The Shareholders of APT shall have approved by the requisite vote of the holders of Class A Shares and Class B Shares, the Warrant Proposal (as defined in the Proxy Statement), the Partnership Proposal (as defined in the Proxy Statement) and the Trust Amendments Proposals (as defined in the Proxy Statement) and the nominees named in the Proxy Statement shall have been elected to the APT Board of Trustees.


                                  ARTICLE VII

                           INDEMNIFICATION; SURVIVAL

     Section 7.1 Indemnification by APT. APT shall indemnify and hold harmless Starwood Mezzanine, the Partnership and their respective subsidiaries, affiliates, employees, agents, partners and successors from and against any and all (x) liabilities, losses or damages ("Loss") and (y) reasonable out-of-pocket expenses ("Expense") incurred by Starwood Mezzanine, the Partnership or their respective subsidiaries, affiliates, employees, agents, partners and successors in connection with or arising from (a) any breach or failure to perform by APT of any of its agreements, covenants or obligations in this Agreement or any Transaction Agreement or (b) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or material omission, of APT contained in this Agreement, any Transaction Agreement, the Proxy Statement or in any certificate delivered by or on behalf of APT pursuant hereto or thereto; provided however, that the obligation of APT to indemnify and hold harmless pursuant to this Section 7.1 shall be limited to the payment by APT in the aggregate of an amount equal to Five Hundred Thousand Dollars ($500,000).

     Section 7.2 Indemnification by Starwood Mezzanine. Starwood Mezzanine shall indemnify and hold harmless APT and the Partnership and their respective subsidiaries, affiliates, employees, agents, trustees, partners and successors from and against any and all Loss and Expense incurred by APT or the Partnership or their respective subsidiaries, affiliates, employees, agents, trustees, partners and successors in connection with or arising from (a) any breach or failure to perform by Starwood Mezzanine of any of its agreements, covenants or obligations in this Agreement or any Transaction Agreement or (b) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or material omission, of Starwood Mezzanine or its affiliates contained in this Agreement, any Transaction Agreement, the Proxy Statement or in any certificate delivered by or on behalf of Starwood Mezzanine or its affiliates pursuant hereto or thereto; provided, however, that the obligation of Starwood Mezzanine to indemnify and hold harmless pursuant to this Section 7.2 shall be limited to the payment by Starwood Mezzanine in the aggregate of an amount equal to Five Hundred Thousand Dollars ($500,000).

     Section 7.3 Notice of Claims. If a party believes that any of the persons entitled to indemnification under this Article VII has suffered or incurred any Loss or incurred any Expense, whether or not the applicable dollar limitation specified by Sections 7.1 or 7.2 has been exceeded, such party shall notify the indemnifying party promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, any Transaction Agreement, the Proxy Statement or any certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred; provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Article VII except to the extent that such indemnifying party is materially damaged as a result of such failure to give notice. If any action at law or suit in equity is instituted by or against a third party with respect to which any of the persons entitled to indemnification under this Article VII intends to claim any liability or expense as Loss or Expense under this Article VII, any such person shall promptly notify the indemnifying party of such action or suit as specified in this Section 7.3 and Section 7.4. Any party entitled to indemnification hereunder shall use reasonable efforts to minimize any Loss or Expense for which indemnification is sought hereunder.

     Section 7.4 Third Party Claims. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party, the indemnified persons shall give such notice thereof to the indemnifying party not later than twenty (20) business days prior to the time any response to the asserted claim is required, if possible, and in any event within fifteen (15) days following the date such indemnified person has actual knowledge thereof; provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this
Article VII except to the extent that such indemnifying party is materially damaged as a result of such failure to give notice. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole cost and expense, assume the defense thereof; provided, however, that counsel for the indemnifying party, who shall conduct the defense of such claim or legal proceeding, shall be reasonably satisfactory to the indemnified party; and provided, further, that if the defendants in any such actions include both the indemnified persons and the indemnifying party and the indemnified persons shall have reasonably concluded based on a written opinion of counsel that there may be legal defenses or rights available to them which have not been waived and are in actual or potential conflict with those available to the indemnifying party, the indemnified persons shall have the right to select one law firm reasonably acceptable to the indemnifying party to act as separate counsel, on behalf of such indemnified persons, at the expense of the indemnifying party. Unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, if an indemnifying party assumes the defense of any such claim or legal proceeding, such indemnifying party shall not consent to entry of any judgment, or enter into any settlement, that (a) is not subject to indemnification in accordance with the provisions in this Article VII, (b) provides for injunctive or other nonmonetary relief affecting the indemnified persons or (c) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified persons of a release from all liability with respect to such claim or legal proceeding, without the prior written consent of the indemnified persons (which consent, in the case of clauses (b) and (c), shall not be unreasonably withheld); and provided, further, that, unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, the indemnified persons may, at their own expense, participate in any such proceeding with the counsel of their choice without any right of control thereof. So long as the indemnifying party is in good faith defending such claim or proceeding, the indemnified persons shall not compromise or settle such claim or proceeding without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified persons may defend against such claim or litigation in such manner as they may deem appropriate, including, without limitation, settling such claim or litigation (after giving prior written notice of the same to the indemnifying party and obtaining the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld) on such terms as the indemnified persons may deem appropriate, and the indemnifying party will promptly indemnify the indemnified persons in accordance with the provisions of this Section 7.4.

     Section 7.5 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive until the first (1st) anniversary of the Closing Date (except for the representation of APT pursuant to Section 2.6(b), which shall survive until the second (2nd) anniversary of the Closing Date), at which time such representations and warranties will terminate and be of no force and effect. Any claim under this
Article VII for Loss or Expense in respect of any representations and warranties must be asserted in writing prior to the first (1st) anniversary of the Closing Date, except for such a claim in respect of the representation of APT pursuant to Section 2.6(b), which must be asserted in writing prior to the second anniversary of the Closing Date. Notwithstanding the foregoing, if a claim of a breach of a representation or warranty under this Article VII is asserted in writing prior to the applicable time period set forth above in this Section 7.5, then such representation or warranty, as it relates to such claim, shall survive until the Loss or Expense in respect thereof, if any, is finally determined and paid by the indemnifying party.


                                  ARTICLE VIII

                                  TERMINATION

     Section 8.1 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of APT and Starwood Mezzanine;

          (b) by APT upon any material breach by Starwood Mezzanine of any of its representations, warranties or covenants contained in this Agreement that is not qualified to materiality and upon any breach by Starwood Mezzanine of any of its representations, warranties or covenants contained in this Agreement that is qualified as to materiality; provided that Starwood Mezzanine shall have been given a reasonable opportunity to cure such breach;

          (c) by Starwood Mezzanine upon any material breach by APT of any of its representations, warranties or covenants contained in this Agreement that is not qualified as to materiality and upon any breach by APT of any of its representations, warranties or covenants contained in this Agreement that is qualified as to its materiality; provided that APT shall have been given a reasonable opportunity to cure such breach;

          (d) by APT if any of the conditions specified in Article V has not been met or waived at such time as it is no longer possible to satisfy such condition;

          (e) by Starwood Mezzanine if any of the conditions specified in
Article VI has not been met or waived at such time as it is no longer possible to satisfy such condition;

          (f) by APT or Starwood Mezzanine if the Closing shall not have been consummated on or before September 30, 1996; or

          (g) by APT or Starwood Mezzanine, upon fifteen (15) days' prior written notice, by APT to Starwood Mezzanine or by Starwood Mezzanine to APT, in the event that, as set forth in Section 4.7, APT enters into an agreement with any person other than Starwood Mezzanine or a Starwood Controlled Party which is not consistent with the obligations of APT set forth in this Agreement or with the consummation of the transactions contemplated by this Agreement (such notice to include an explanation of such inconsistencies); provided that in entering into such agreement APT materially complied with the provisions of Section 4.7. For purposes hereof, an agreement with a party other than Starwood Mezzanine or a Starwood Controlled Entity shall be deemed to be inconsistent with the obligations of APT set forth in this Agreement in the event that such agreement would impose any exclusivity or non-competition agreements on the Trust or Partnership or would require a commitment of Trust or Partnership capital in excess of $100,000 in the aggregate.

In the event that this Agreement shall be terminated pursuant to this Section 8.1, all further obligations of the parties under this Agreement (other than the provisions of Article VII and Sections 9.1, 9.2, 9.10, 9.12 and 9.15) shall terminate without further liability of any party to the others; provided, however, that nothing herein shall relieve any party from liability for its nonperformance or breach of any provision of this Agreement if performance of or compliance with such provision was within its reasonable control.


                                   ARTICLE IX

                                OTHER PROVISIONS

     Section 9.1 Confidential Nature of Information. Each party agrees that it will treat in strict confidence all documents, materials and other information which it obtains regarding the other party during the course of the negotiations leading to the consummation of the transactions provided for herein and the preparation of this Agreement; and if for any reason whatsoever the transactions contemplated by this Agreement shall not be consummated, each party shall return to the other party all copies of non-public documents and materials which have been furnished or acquired in connection therewith and shall not use or disseminate such documents, materials or other information for any purpose whatsoever.

     Section 9.2  Expenses.

          (a) Except as otherwise provided in this Section 9.2, each of the parties hereto shall bear its own costs and expenses (including, without limitation, fees and disbursements of its counsel, accountants and other financial, legal, accounting or other advisors) incurred by it in connection with the preparation, negotiation, execution and delivery of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement, including the Proxy Statement, and the consummation of the transactions contemplated hereby and thereby (collectively "Acquisition Expenses").

          (b) In the event of a Qualifying Termination (as defined below), then within ten (10) business days after receipt by APT from Starwood Mezzanine of reasonable documentation therefor, APT shall reimburse Starwood Mezzanine for its reasonable out-of-pocket Acquisition Expenses.

     For purposes of this Section 9.2(b), a "Qualifying Termination" shall mean a termination of this Agreement pursuant to Section 8.1(g).

     Section 9.3 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight mail, or four (4) days after being mailed (by registered mail, return receipt requested) to a party at the following address (or to such other address as such party may have specified by notice given to the other parties pursuant to this provision):

     If to APT to:

          340 N. Westlake Boulevard
          Suite 230
          Westlake Village, CA  91362
          Attention:  Mr. Ronald J. Consiglio
          Fax No.:  (805) 449-1336

     with a copy to:

          Katten Muchin & Zavis
          1999 Avenue of the Stars
          Suite 1400
          Los Angeles, CA  90067
          Attention:  James K. Baer, Esq.
          Fax No.:  (310) 788-4471

     If to Starwood Mezzanine to:

          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut 06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101
     with a copy to:

          Rinaldi & Associates
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut 06830
          Attention:  Ellis Rinaldi, Esq.
          Fax No.:  (203) 861-2122

     Section 9.4  Definitions.  For purposes of this Agreement:

          (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

          (b) an "associate" of any person means (i) a corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of a class of equity securities, any trust or other estate in which such person has substantial beneficial interest or as to which such person serves as trustee or in the similar capacity and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the person or any of its parents or subsidiaries.

          (c) "Class A Warrant" means the warrant issued to SAHI Partners, a Delaware general partnership, on March 15, 1994 and subsequently assigned to Starwood Mezzanine for the purchase of up to 5,000,000 Class A Shares, subject to adjustment.

          (d) "Class B Warrant" means the warrant issued to SAHI Inc., a Delaware general partnership, on March 15, 1994 for the purchase of up to 2,500,000 Class B Shares, subject to adjustment.

          (e) "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Material Adverse Effect" means any change or effect (or any development that, insofar as can reasonably be foreseen, would result in any change or effect) that is materially adverse to the business, properties, assets, condition (financial or otherwise) or results of operations of the applicable person or persons.

          (g) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity.

          (h) "REIT Requirements" shall mean the requirements for APT to (i) qualify as a REIT and (ii) avoid any federal income or excise tax liability.

          (i) "Trust Declaration" means the Declaration of Trust of APT, as proposed to be amended in the Proxy Statement.

          (j) "Warrants" means the Class A Warrant and the Class B Warrant.

     Section 9.5 Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     Section 9.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors or assigns.

     Section 9.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when APT and Starwood Mezzanine shall have each executed one counterpart.

     Section 9.8 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     Section 9.9 Schedules and Exhibits. The schedules and exhibits referred to in this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

     Section 9.10 Entire Agreement; Amendments and Waivers; Assignment. This Agreement (together with the Transaction Agreements) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Except as expressly provided herein, the rights and obligations of the parties under this Agreement may not be assigned or transferred by any party hereto without the prior written consent of the other parties hereto.

     Section 9.11 Governing Law. This Agreement, and the application or interpretation thereof, shall be exclusively governed by its terms and by the internal laws of the State of California, without regard to principles of conflicts of laws as applied in the State of California or any other jurisdiction which, if applied, would result in the application of any laws other than the internal laws of the State of California.

     Section 9.12 No Third-Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties hereto and successors and assigns permitted by Section 9.6 any right, remedy or claim under or by reason of this Agreement.

     Section 9.13 The Trust; Starwood General Partners. Each of the parties hereto acknowledge and agree that (a) the name "Angeles Participating Mortgage Trust" is a designation of APT and its Trustees (as Trustees but not personally) under a Declaration of Trust, originally made and entered into as of April 15, 1988, as restated as of July 18, 1988, and all persons dealing with APT shall look solely to the APT's assets for the enforcement of any claims against APT, and the Trustees, officers, agents and security holders of APT assume no personal liability for obligations entered into on behalf of APT, and their respective individual assets shall not be subject to the claims of any person relating to such obligations and (b) all persons dealing with Starwood Mezzanine shall look solely to the assets of Starwood Mezzanine for the enforcement of any claims against Starwood Mezzanine and the general partners of Starwood Mezzanine, and the officers, agents and security holders of such general partner assume no personal liability for obligations entered into on behalf of Starwood Mezzanine, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

     Section 9.14  Determinations and Interpretations by APT.   All
determinations of the Trust (or the Board of Trustees of the Trust) provided for in or pursuant to this Agreement shall be made by the Independent Trustees (as defined in the Exchange Agreement). All interpretations of the terms of this Agreement shall be resolved on behalf of the Trust by the Independent Trustees (as defined in the Exchange Agreement).

     Section 9.15 Submission to Jurisdiction. Each of the parties hereto irrevocably submits and consents to the jurisdiction of the United States District Court for the Central District of California in connection with any action or proceeding arising out of or relating to this Agreement or any Transaction Document and the transactions contemplated hereby and thereby, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

     Section 9.16 Approvals and Consents. Unless otherwise expressly set forth herein, any agreement, approval or consent required a party hereto shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto or by their duly authorized officers, all as of the date first above written.

                                       ANGELES PARTICIPATING MORTGAGE TRUST,
                                       a California business trust



                                       By:  ____________________________________



                                       STARWOOD MEZZANINE INVESTORS,
                                       L.P.

                                       By:  Starwood Capital Group,
                                              L.P.

                                              By:  BSS Capital Partners,
                                                     L.P.

                                                     By:  Sternlicht Holdings
                                                          II, Inc.



                                                          By:   ________________
                                                          Its:  ________________


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